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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 25, 2002



                          HOOKER FURNITURE CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Virginia
         (State or other jurisdiction of incorporation or organization)


           000-25349                                     54-0251350
     (Commission File No.)                  (I.R.S. Employer Identification No.)


            440 East Commonwealth Blvd., Martinsville, Virginia       24115
               (Address of principal executive offices)             (Zip Code)


               Registrant's telephone number, including area code:
                                 (276) 632-0459

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ITEM 5.     OTHER EVENTS


On June 25, 2002, Hooker Furniture Corporation (the "Company") announced that the Company's common stock would be listed on the Nasdaq SmallCap Market effective June 27, 2002. The Company's press release making the announcement is included as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

     (c)    Exhibits.

            The following exhibit is filed as a part of this report:

            99.1    Press Release dated June 25, 2002


                                    Signature

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HOOKER FURNITURE CORPORATION


                                        By:   /s/ R. Gary Armbrister
                                             -----------------------------
                                                  R. Gary Armbrister
                                                  Chief Accounting Officer

Date:  July 2, 2002


                                       2

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                                  EXHIBIT LIST

Exhibit                          Description
-------                          -----------

99.1           Press Release dated June 25, 2002